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                                  Exhibit 32.2
                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Allan Esrine, Vice President and Chief Financial Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

     (1) The Company's annual report on Form 10-KSB for the fiscal year ended October 31, 2003 (the "Form 10-KSB") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and



     (2) The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



BIOFARM, INC.                                 /s/ Allan Esrine
(Registrant)                                  ----------------------------------
                                              Allan Esrine
                                              Chief Financial Officer
Dated:   January 27, 2004